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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): APRIL 3, 2006


                              LAS VEGAS SANDS CORP.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


                001-32373                               27-0099920
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          (Commission File Number)           (IRS Employer Identification No.)


       3355 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                            89109
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   (Address of principal executive offices)             (Zip Code)


                                 (702) 414-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF
             DIRECTORS;  APPOINTMENT OF PRINCIPAL OFFICERS.

On April 3,  2006,  Wesley D.  Allison  advised  Las Vegas  Sands  Corp.  (the
"Company") of his intention to resign from his position as Acting Chief Accounting Officer of the Company following a brief transition period to be mutually agreed upon during which Mr. Allison will continue to provide services to the Company. The Company is in the process of looking for a replacement for Mr. Allison and has contacted recruiting firms to assist it in this process.



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 7, 2006


                                    LAS VEGAS SANDS CORP.


                                    By: /s/ Bradley K. Serwin
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                                        Name:  Bradley K. Serwin
                                        Title: General Counsel and Secretary